                                                                 Exhibit (a)(1)

                            LETTER OF TRANSMITTAL

              TO ACCOMPANY COMMON SHARES OF BENEFICIAL INTEREST

                                      OF

                     MFS GOVERNMENT MARKETS INCOME TRUST
                  TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED OCTOBER 17, 2007

    THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT MIDNIGHT NEW YORK CITY TIME,
             ON NOVEMBER 14, 2007, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for our Offer is:
                      Computershare Trust Company, N.A.

                  By Mail:                         By Facsimile Transmission:                By Overnight Courier:

     Computershare Trust Company, N.A.          For Eligible Institutions Only:        Computershare Trust Company, N.A.
        Attention: Corporate Actions                     (781) 930-4942                   Attention: Corporate Actions
              P.O. Box 859208                                                                 161 Bay State Drive
          Braintree, MA 02185-9208              For Confirmation Only Telephone:              Braintree, MA 02184
                                                         (781) 930-4900

         YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE FUND, THE FUND'S TRANSFER AGENT, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

-----------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
                                               (See instructions 3 and 4)
-----------------------------------------------------------------------------------------------------------------------

NAME(s) AND ADDRESS(ES) OF REGISTERED HOLDER(s)                            SHARES TENDERED FOR CERTIFICATES ENCLOSED(1)
(please fill in exactly as name(s) appear(s) on Certificate(s))            (Attach Additional Signed List if Necessary)
-----------------------------------------------------------------------------------------------------------------------
                                                                                          Total Number
                                                                                            of Shares        Number of
                                                        Certificate                       Evidenced by        Shares
                                                         Number(s)                       Certificate(s)     Tendered(2)
                                                  ---------------------------------------------------------------------

                                                  ---------------------------------------------------------------------

                                                  ---------------------------------------------------------------------

                                                  ---------------------------------------------------------------------

Please complete the section "Designation" if      Total Certificated Shares Tendered:
you wish to designate the order (by               ---------------------------------------------------------------------
certificate number) in which you wish to          Total Shares Tendered by Book-Entry:
tender your shares in the event of                ---------------------------------------------------------------------
proration.(1)(3)                                  TOTAL SHARES TENDERED:

---------------------------------------------------------------------------------------------------------------
(1) Need not be completed by shareholders who tender shares by book-entry transfer.
(2) Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the depositary are being tendered. See instruction 4.
(3) Completion of such section is optional. See Instruction 12.
---------------------------------------------------------------------------------------------------------------

                                 DESIGNATION

If you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration, fill out the following box and keep a copy for your records (attach an additional signed list if necessary). You are not required to complete this box.

 Order                                                       Certificate Number
 -----                                                       ------------------

 1st

 2nd

 3rd

 4th

 5th

 6th

 7th

               WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

         You should complete this letter of transmittal only if:

         o You are including with this letter of transmittal certificates representing shares that you are tendering (or the certificates will be delivered pursuant to a notice of guaranteed delivery you have previously sent to the depositary); or

         o You are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to Section 2 of the offer to purchase and you are not using an agent's message (as defined in instruction 2); or

         o You hold fund shares on deposit directly with Computershare Trust Company, N.A., the fund's transfer agent, and do not have certificates for these shares.

         If you want to tender your shares into our offer but (1) your certificates are not immediately available or cannot be delivered to the depositary by the expiration of the offer, (2) you cannot deliver all documents required by this letter of transmittal to the depositary before our offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 2 of the offer to purchase. See instruction 2.

                                   ODD LOTS

As described in Section 1 of the offer to purchase, under certain conditions, shareholders holding fewer than 100 shares may have their shares accepted for payment before any proration of other tendered shares. This preference is not available to partial tenders, or to beneficial or record holders of an aggregate of 100 or more shares, even if these holders have separate accounts representing fewer than 100 shares. Accordingly, this section is to be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

[ ] is the beneficial or record owner of fewer than 100 shares in the aggregate, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

               ADDITIONAL INFORMATION REGARDING TENDERED SHARES

[ ] Check here if any certificate evidencing the shares you are tendering with this letter of transmittal has been lost, stolen, destroyed or mutilated. If so, you must complete an affidavit of loss and return it with your letter of transmittal. A bond may be required to be posted by you to secure against the risk that the certificates may be recirculated. Please call Computershare Trust Company, N.A., the fund's transfer agent, at (800) 637-2304 (toll free) to obtain an affidavit of loss, for further instructions and for a determination as to whether you will need to post a bond. See instruction 11.

[ ] Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the depositary with the book-entry transfer facility and complete the following (only financial institutions that are participants in the system of the book-entry transfer facility may deliver shares by book-entry transfer):

Name of Tendering Institution:
                               -----------------------------------------------
Account Number:
                --------------------------------------------------------------

Transaction Code Number:
                         -----------------------------------------------------

[ ] Check here if tendered shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the depositary and complete the following:

Name(s) of Registered Owner(s):
                                ----------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    --------------------------

Name of Institution that Guaranteed Delivery:
                                              --------------------------------

Account Number:
                --------------------------------------------------------------

                         SPECIAL PAYMENT INSTRUCTIONS
                       (See instructions 1, 5, 6 and 8)

         Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer facility to be credited to an account other than the one designated earlier.

Mail:  [ ] Check
       [ ] Certificate to:

Name:
      ------------------------------------------------------------------------
          (PLEASE PRINT)

Address:
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
          (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
          (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account No.:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                        SPECIAL DELIVERY INSTRUCTIONS
                       (See instructions 1, 5, 6 and 8)

         Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price, where such shares and check are to be issued in your name, to be mailed or sent to someone other than you or to you at an address other than the one shown above.

Mail:  [ ] Check
       [ ] Certificate to:

Name:
      ------------------------------------------------------------------------
          (PLEASE PRINT)

Address:
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
          (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
          (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

         We have no obligation, pursuant to the "Special Payment Instructions," to transfer any certificates for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if we do not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

          NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED
                    "IMPORTANT -- SHAREHOLDERS SIGN HERE"

                      IF YOU WANT TO TENDER YOUR SHARES,
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Computershare Trust Company, N.A.:

         The undersigned hereby tenders to MFS Government Markets Income Trust, a Massachusetts business trust (the "fund"), the above-described MFS Government Markets Income Trust's common shares of beneficial interest, without par value, at a price per share equal to 99% of net asset value as of the expiration date of the offer, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the offer to purchase, dated October 17, 2007, receipt of which is hereby acknowledged, and in this letter of transmittal which, together with the offer to purchase each, as amended or supplemented from time to time, together constitute the offer.

         Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, the fund, all right, title and interest in and to all shares tendered and orders the registration of all shares tendered by book-entry transfer that are purchased under the offer to or upon the order of the fund and irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the depositary also acts as the agent of the fund, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

         1. deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the fund upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares;

         2. present certificates for the shares for cancellation and transfer on the fund's books; and

         3. receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

The undersigned covenants, represents and warrants to the fund that:

         1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when and to the extent accepted for payment, the fund will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

         2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 2 of the offer to purchase and in the instructions to this letter of transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

         3. the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or the fund to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

         4. the undersigned has read, understands and agrees to all of the terms of the offer.

         The undersigned understands that the fund's acceptance of shares tendered pursuant to any one of the procedures described in Section 2 of the offer to purchase and in the instructions to this letter of transmittal will constitute a binding agreement between the undersigned and the fund upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will the fund pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

         The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates and the number of shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

         The purchase price of the shares will equal 99% of their net asset value (a 1% discount) as of the close of regular trading on the New York Stock Exchange on November 14, 2007, or such later date to which the offer is extended. All shares validly tendered on or before the expiration date and not properly withdrawn will be purchased, subject to the conditions of the offer, odd lot and proration provisions described in the offer to purchase. If any tendered shares are not accepted for payment pursuant to the terms and conditions of the offer for any reason, such shares will be returned without expense to the shareholder in accordance with Section 4 of the offer to purchase.

    The undersigned recognizes that under the circumstances set forth in the offer to purchase, the fund may terminate or amend the offer; may postpone the acceptance for payment of, or the payment for, shares tendered; or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that the fund has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if the fund does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

         The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

         All authority conferred or agreed to be conferred by this letter of transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.

                                  IMPORTANT

                            SHAREHOLDERS SIGN HERE
        (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9)

(The registered holder(s) must sign this document exactly as name(s) appear(s) on certificate(s) for shares or on a security position listing or the person(s) authorized to become the registered holder(s) by certificates and documents transmitted with this letter of transmittal must sign this document. If a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity is signing this document, please set forth your full title and see instruction 5.)

--------------------------------------------------------------------------------
(Signature of Owner)

Dated:
       -----------------------------------------------------------------------

Name(s):
         ---------------------------------------------------------------------

Capacity (full title):
                       -------------------------------------------------------

Address:
         ---------------------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code and Telephone Number:
                                        --------------------------------------

Tax Identification or Social Security Number:
                                              --------------------------------
                                                 (See Substitute Form W-9)

                          GUARANTEE OF SIGNATURE(S)
                          (See instructions 1 and 5)

Authorized Signature:
                      --------------------------------------------------------

Name:
      ------------------------------------------------------------------------
                                    (Please Print)

Title:
       -----------------------------------------------------------------------

Name of Firm:
              ----------------------------------------------------------------

Address:
         ---------------------------------------------------------------------
                                  (Include Zip Code)

Area Code and Telephone Number:
                                ----------------------------------------------

Dated:
       -----------------------------------------------------------------------

-------------------------------------------------------------------------------

SUBSTITUTE                   Name:            Individual [ ]
                             Address:         Partnership [ ]
FORM W-9                                      Corporation [ ]
                                              Other (specify) [ ]
DEPARTMENT OF THE                             Exempt from backup withholding [ ]
TREASURY
INTERNAL REVENUE SERVICE

REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)
AND CERTIFICATION

--------------------------------------------------------------------------------
PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)
--------------------------------------------------------------------------------

Please provide your Taxpayer Identification     SSN:
Number in the space at right and certify by          ---------------------------
signing and dating below. If awaiting TIN,      or
write "Applied For."                            EIN:
                                                     ---------------------------

--------------------------------------------------------------------------------
PART II. CERTIFICATION

--------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature
          ----------------------------------------------------------------------

Date:
      ------------------------- , 2007

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST ALSO COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number to the depositary.


-------------------------------------------------
Signature

-------------------------------------------------
Name (Please Print)                               Date:                  , 2007
                                                        ----------------

--------------------------------------------------------------------------------

Form W-8BEN
                                          CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER
(Rev. February 2006)                             FOR UNITED STATES TAX WITHHOLDING
                                       o SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.
Department of the Treasury                          o SEE SEPARATE INSTRUCTIONS.                                  OMB NO. 1545-1621
Internal Revenue Service     o GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT SEND TO THE IRS.
-----------------------------------------------------------------------------------------------------------------------------------
DO NOT USE THIS FORM FOR:                                                                                        INSTEAD, USE FORM:
o A U.S. citizen or other U.S. person, including a resident alien individual  . . . . . . . . . . . . . . . . . . . . . .       W-9
o A person claiming that income is effectively connected with the conduct
  of a trade or business in the United States . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    W-8ECI
o A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions) . . W-8ECI or W-8IMY
o A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b)
  (see instructions)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  W-8ECI or W-8EXP
NOTE: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
o A person acting as an intermediary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  W-8IMY
NOTE: See instructions for additional exceptions.

-----------------------------------------------------------------------------------------------------------------------------------
PART I    IDENTIFICATION OF BENEFICIAL OWNER (See instructions.)
-----------------------------------------------------------------------------------------------------------------------------------
1 Name of individual or organization that is the beneficial owner                        2 Country of incorporation or organization

-----------------------------------------------------------------------------------------------------------------------------------
3 Type of beneficial owner:       [ ] Individual               [ ] Corporation              [ ] Disregarded entity   [ ] Partnership
  [ ] Simple trust                [ ] Grantor trust            [ ] Complex trust            [ ] Estate               [ ] Government
  [ ] International organization  [ ] Central bank of issue    [ ] Tax-exempt organization  [ ] Private foundation
-----------------------------------------------------------------------------------------------------------------------------------
4 Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF ADDRESS.

-----------------------------------------------------------------------------------------------------------------------------------
  City or town, state or province. Include postal code where appropriate.                    Country (do not abbreviate)

-----------------------------------------------------------------------------------------------------------------------------------
5 Mailing address (if different from above)

-----------------------------------------------------------------------------------------------------------------------------------
  City or town, state or province. Include postal code where appropriate.                     Country (do not abbreviate)

-----------------------------------------------------------------------------------------------------------------------------------
6 U.S. taxpayer identification number, if required (see instructions)           7 Foreign tax identifying number, if any (optional)
                                                     [ ] SSN or ITIN [ ] EIN
-----------------------------------------------------------------------------------------------------------------------------------
8 Reference number(s) (see instructions)

-----------------------------------------------------------------------------------------------------------------------------------
PART II  CLAIM OF TAX TREATY BENEFITS (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
9 I CERTIFY THAT (CHECK ALL THAT APPLY):

a [ ] The beneficial owner is a resident of ......................................... within the meaning of the income tax treaty between the United States and that country.

b [ ] If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).

c [ ] The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

d [ ] The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

e [ ] The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 SPECIAL RATES AND CONDITIONS (if applicable -- see instructions): The beneficial owner is claiming the provisions of

   Article .............of the treaty identified on line 9a above to claim a ...............% rate of withholding on (specify type of income): ............................. .

   Explain the reasons the beneficial owner meets the terms of the treaty article: ................................................

   ................................................................................................................................

-----------------------------------------------------------------------------------------------------------------------------------
PART III  NOTIONAL PRINCIPAL CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------------

11 [ ] I have provided or will provide a statement that identifies those notional principal contracts from which the income is NOT effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

-----------------------------------------------------------------------------------------------------------------------------------
PART IV  CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury. I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1 I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates.

2 The beneficial owner is not a U.S. person,

3 The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United
States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner's share of a partnership's effectively connected income, AND

4 For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here > .......................................................         .................              ........................
            Signature of beneficial owner (or individual authorized         Date (MM-DD-YYYY)              Capacity in which acting
             to sign for beneficial owner)
-----------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.               Cat. No. 25047Z             Form W-8BEN (Rev. 2-2006)

                                                   ( ) Printed on Recycled Paper

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers and individual taxpayer identification numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------------------------------
For this type of account:                     Give name and the SOCIAL SECURITY
                                              number (or individual taxpayer
                                              identification number) of --
-------------------------------------------------------------------------------
1  AN INDIVIDUAL'S ACCOUNT                    The individual


-------------------------------------------------------------------------------
2  TWO OR MORE INDIVIDUALS (JOINT ACCOUNT)    The actual owner of the account
                                              or, if combined funds, the first
                                              individual on the account(1)
-------------------------------------------------------------------------------
3  CUSTODIAN ACCOUNT OF A MINOR (UNIFORM
   GIFT TO MINORS ACT)                        The minor(2)
-------------------------------------------------------------------------------
4  A. THE USUAL REVOCABLE SAVINGS TRUST
   ACCOUNT (GRANTOR IS ALSO TRUSTEE)          The grantor-trustee(1)

   B. SO-CALLED TRUST ACCOUNT THAT IS NOT
   A LEGAL OR VALID TRUST UNDER STATE LAW.    The actual owner(1)
-------------------------------------------------------------------------------
 FOR THIS TYPE OF ACCOUNT:                    Give the name and the EMPLOYER
                                              IDENTIFICATION number of --
-------------------------------------------------------------------------------
5  SOLE PROPRIETORSHIP ACCOUNT OR SINGLE
   OWNER LLC                                  The owner(3)
-------------------------------------------------------------------------------
6  A VALID TRUST, ESTATE OR PENSION TRUST     The legal entity(4)
-------------------------------------------------------------------------------
7  CORPORATE OR LLC ELECTING CORPORATE
   STATUS ON FORM 8832                        The corporation
-------------------------------------------------------------------------------
8  RELIGIOUS, CHARITABLE, OR EDUCATIONAL
   ORGANIZATION ACCOUNT OR AN ASSOCIATION,
   CLUB OR OTHER TAX- EXEMPT ORGANIZATION     The organization
-------------------------------------------------------------------------------
9  PARTNERSHIP OR MULTI- MEMBER LLC           The partnership
-------------------------------------------------------------------------------
10 A BROKER OR REGISTERED NOMINEE             The broker or nominee
-------------------------------------------------------------------------------
11 ACCOUNT WITH THE DEPARTMENT OF
   AGRICULTURE IN THE NAME OF A PUBLIC
   ENTITY (SUCH AS A STATE OR LOCAL
   GOVERNMENT, SCHOOL DISTRICT, OR PRISON)
   THAT RECEIVES AGRICULTURAL PROGRAM
   PAYMENTS                                   The public entity
-------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You mush show your individual name and you may also enter your business of "DBA" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.
(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, Form SS-4, Application for Employer Identification Number or Form W-7, Application for Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

To complete Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester.

PAYEE EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

-- An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodian account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

-- The United States, or any agency or instrumentality thereof.

-- A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

-- An international organization or any agency, or instrumentality thereof.

-- A foreign government or any of its political subdivisions, agencies or instrumentalities.

Payees that may be specifically exempted from backup withholding on payments of dividends and certain other payments include the following:

-- A corporation.

-- A financial institution.

-- A futures commission merchant registered with the Commodity Futures Trading
   Commission.

-- A dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

-- A real estate investment trust.

-- A middleman known in the industry as a nominee or custodian.

-- A common trust fund operated by a bank under section 584(a).

-- A trust exempt from tax under section 664 or described in section 4947.

-- An entity registered at all times during the taxable year under the Investment Company Act of 1940.

-- A foreign central bank of issue.

Exempt payees should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER
IDENTIFICATION NUMBER, CHECK THE BOX LABELED "EXEMPT FROM BACKUP WITHHOLDING", SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and may also provide this information to various government agencies for tax enforcement of litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

  1. Penalty for Failure to Furnish Taxpayer identification Number. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty or $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  2. Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

  3. Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may be subject to criminal penalties including fines and/or imprisonment.

  4. Misuse of Taxpayer Identification Numbers. -- If the requester discloses or uses taxpayer identification numbers in violation of Federal Law, the requester may be subject to civil and criminal penalties.

                 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   ADVISOR OR THE INTERNAL REVENUE SERVICE.

                                 INSTRUCTIONS
            FORMING PART OF THE TERMS AND CONDITIONS OF OUR OFFER

         1. Guarantee Of Signatures. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this letter of transmittal guaranteed by an "eligible guarantor institution", as such term is defined below. No signature guarantee is required if either:

         o this letter of transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder; or

         o the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is also an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an eligible guarantor institution must guarantee all signatures on this letter of transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See instruction 5.

         2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. For your shares to be properly tendered, either (1) or (2) below must happen:

         (1) The depositary must receive all of the following at its address above in this letter of transmittal before or on the date our offer expires:

         o either (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book- entry transfer described in this instruction, and

         o either (a) properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an "agent's message" of the type described in this instruction 2 in the case of a book- entry transfer, and

         o any other documents required by this letter of transmittal.

         (2) You must comply with the guaranteed delivery procedure set forth below.

         Book-Entry Delivery. Any institution that is a participant in the book- entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the depositary's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this letter of transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

         Agent's Message. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that the participant has received and agrees to be bound by the terms of this letter of transmittal and that we may enforce the agreement against them.

         Guaranteed Delivery. If you wish to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

         o the tender is made by or through an eligible guarantor institution;

         o the depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed notice of guaranteed delivery in the form provided with this letter of transmittal, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery; and

         o all of the following are received by the depositary within three New York Stock Exchange trading days after the date of receipt by the depositary of the notice of guaranteed delivery:

           -- either (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this instruction 2;

           -- either (a) a properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an "agent's message" of the type described in this instruction 2 in the case of a book- entry transfer; and

           -- any other documents required by this letter of transmittal.

         The method of delivering all documents, including share certificates, this letter of transmittal and any other required documents, is at your election and risk. If delivery is by mail, we recommend you use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

         3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

         4. Partial Tenders and Unpurchased Shares. (This paragraph does not apply to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this letter of transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the depositary will be deemed to have been tendered.

         If any tendered shares are not purchased or are properly withdrawn, or if fewer than all shares evidenced by a shareholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering shareholder at the book- entry transfer facility. In each case, we will not charge the shareholder for costs we incur returning or crediting the shares to the shareholder.

         5. Signatures on Letter of Transmittal; Stock Powers and Endorsements; Exact Signature. If this letter of transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

         Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this letter of transmittal.

         Different Names on Certificates. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

         Endorsements. When this letter of transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

         If this letter of transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See instruction 1.

         Signatures of Fiduciaries. If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to us of his or her authority to so act.

         6. Stock Transfer Taxes. Except as provided in this instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this letter of transmittal. We will pay any stock transfer taxes payable on the transfer to us of shares purchased pursuant to our offer. If, however,

         o payment of the purchase price is to be made to any person other than the registered holder(s);

         o shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

         o certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this letter of transmittal,

then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

         7. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this letter of transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this letter of transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in instruction 1.

         8. Irregularities. All questions as to the number of shares to be accepted and the validity (including time of receipt), form, eligibility and acceptance for payment of any tender of shares will be determined by us in our sole discretion. Our determination will be final and binding on all parties. We reserve the absolute right to reject any or all tenders of any shares that we determine are not in proper form or the acceptance of or payment for which we determine may be unlawful. We also reserve the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder. No tender of shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering shareholder or waived by us. None of the fund, the depositary, the information agent, or any other person will be under any duty to give notification of any defects or irregularities in any tender, or incur any liability for failure to give any such notification. Our interpretation of the terms of and conditions to the offer, including the letter of transmittal and the these instructions, will be final and binding. By tendering shares to us, you agree to accept all decisions we make concerning these matters and waive any right you might otherwise have to challenge those decisions.

         9. Questions and Requests for Assistance and Additional Copies. Questions and requests for additional copies of the offer to purchase, this letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth the back page of the offer to purchase and set forth below.

         10. Federal Income Tax Withholding. To prevent backup federal income tax withholding equal to 28% of the gross payments payable pursuant to the offer, each tendering shareholder who is not a foreign shareholder (as defined below) and who does not otherwise establish an exemption from backup withholding must notify the depositary of the shareholder's correct taxpayer identification number (employer identification number or social security number), or certify that that taxpayer is awaiting a taxpayer identification number, and provide various other information by completing, under penalties of perjury, the Substitute Form W-9 included in this letter of transmittal. If a shareholder properly certifies that such shareholder is awaiting a taxpayer identification number, 28% of any payment during the 60-day period following the date of the Substitute Form W-9 will be retained by the depositary and, if the shareholder properly furnishes his or her taxpayer identification number within that 60- day period, the depositary will remit the amount retained to such shareholder and will not withhold amounts from future payments under the backup withholding rules. If the shareholder does not properly furnish his or her taxpayer identification number within that 60-day period, the amount retained will be remitted to the IRS as backup withholding and backup withholding will apply to future payments. Foreign shareholders should generally complete and sign an appropriate Form W-8 to avoid backup withholding.

         The depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign shareholder unless the depositary and we determine that an exemption is available. For example, an applicable income tax treaty may reduce or eliminate such tax, in which event a foreign shareholder claiming a reduction in or exemption from such tax under the applicable income tax treaty provides through the third party withholding agent a properly completed IRS Form W-8BEN (or suitable successor form claiming the benefit of the applicable tax treaty). Alternatively, an exemption applies if the gain is effectively connected with a U.S. trade or business of the foreign shareholder and the foreign shareholder provides an appropriate statement to that effect on a properly completed IRS Form W-8ECI (or suitable successor or substitute form). For this purpose, a "foreign shareholder" is any shareholder that is not:

         o a citizen or resident of the United States;

         o a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof;

         o an estate, the income of which is subject to United States federal income taxation regardless of the source of the income; or

         o a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions.

TO COMPLY WITH IRS CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (a) ANY DISCUSSION OF FEDERAL TAX ISSUES CONTAINED OR REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE;
(b) SUCH DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE OFFER ADDRESSED BY THE WRITTEN ADVICE HEREIN; AND (c) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

         11. Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should contact Computershare Trust Company, N.A., the transfer agent for our shares, at (800) 637-2304 (toll free), for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this letter of transmittal in order to receive payment for shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact Computershare Trust Company, N.A. immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

         12. Order of Purchase in Event of Proration. As described in Section 1 of the offer to purchase, shareholders can designate in the "Designation" box of this letter of transmittal the order in which they wish to have their shares purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 5 of the offer to purchase.

IMPORTANT. THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR BEFORE NOVEMBER 14, 2007, OR SUCH LATER DATE TO WHICH THE OFFER IS EXTENDED, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION OF THE OFFER, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

    The letter of transmittal, certificates for shares and any other required documents should be sent or delivered by each fund shareholder or the shareholder's broker, dealer, commercial bank, trust company or nominee to the depositary as follows:

                   The Depositary for the Tender Offer is:

                                                     COMPUTERSHARE

                  By Mail:                         By Facsimile Transmission:                By Overnight Courier:
     Computershare Trust Company, N.A.          For Eligible Institutions Only:        Computershare Trust Company, N.A.
        Attention: Corporate Actions                     (781) 930-4942                   Attention: Corporate Actions
              P.O. Box 859208                                                                 161 Bay State Drive
          Braintree, MA 02185-9208              For Confirmation Only Telephone:              Braintree, MA 02184
                                                         (781) 930-4900

         DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

         Any questions, requests for assistance or requests for additional copies of this offer to purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning the offer. To confirm delivery of shares, shareholders are directed to contact the depositary.

                The Information Agent for the Tender Offer is:

                                 GEORGESON

                               17 State Street
                              New York, NY 10004
                    Banks and brokers call: (212) 440-9800
                       All others call: (888) 605-8354